UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 9, 2015 (December 8, 2015)

Western Asset Mortgage Capital Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-35543	27-0298092
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

385 East Colorado Boulevard

Pasadena, California 91101

(Address of principal executive offices) (Zip Code)

(626) 844-9400

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                                           Other Events.

On December 8, 2015, Mr. Steven Sherwyn, the Chief Financial Officer of Western Asset Mortgage Capital Corporation (the “Company”), passed away.

Ms. Lisa Meyer, who was appointed as of November 18, 2015 to serve as the Company’s interim Chief Financial Officer during Mr. Sherwyn’s previously announced medical leave of absence, will continue to serve as the Company’s interim Chief Financial Officer until the Company’s board of directors appoints a replacement for Mr. Sherwyn.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 9, 2015	WESTERN ASSET MORTGAGE CAPITAL CORPORATION

/s/ Charles A. Ruys de Perez
	Name:	Charles A. Ruys de Perez
	Title:	Secretary